UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) April 22, 2013


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


          Delaware                     1-3390                 04-2260388
(State or other jurisdiction of    (Commission             (I.R.S. Employer
 incorporation)                    File Number)           Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
  (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code    (913) 676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders was held on April 22, 2013 in Waltham, Massachusetts. Three items were submitted to a vote as described in Seaboard's Proxy Statement dated March 15, 2013. The following table briefly describes the proposals and results of the stockholders' vote.

                                                Votes in     Votes
                                                  Favor     Withheld

1. To elect the following persons as directors:

   Steven J. Bresky                             1,040,450    106,539
   David A. Adamsen                             1,062,044     84,945
   Douglas W. Baena                             1,061,995     84,994
   Joseph E. Rodrigues                          1,062,145     84,844
   Edward I. Shifman, Jr.                       1,053,330     93,659

                                                Votes in     Votes     Votes
                                                  Favor     Against  Abstaining

2.Stockholder proposal requesting Seaboard to      46,170  1,018,807   82,012
  report its charitable, political and lobbying contributions.

                                                Votes in     Votes     Votes
                                                  Favor     Against  Abstaining

3.To ratify selection of KPMG LLP as            1,180,366      1,806    1,262
  independent auditors for 2013.

There were 36,445 broker non-votes each with respect to the election of directors and proposal requesting management to report its charitable, political and lobbying contributions. There were no broker non-votes with respect to the selection of independent auditors.

Item 8.01 Other Events

On April 23, 2013, Registrant issued a press release announcing that Joseph
E. Rodrigues, a long-time Seaboard director and former executive officer, passed away. As a result, his board seat is currently vacant until further notice. The full text of this press release is included as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     Registrant hereby furnishes the following exhibit pursuant to Item 8.01:

     99.1 Press release of Seaboard Corporation dated April 23, 2013 announcing that Joseph E. Rodrigues, a long-time Seaboard director and former executive, passed away.

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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  April 24, 2013

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Executive Vice President,
                               Chief Financial Officer

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